Filed pursuant to Rule 497(a)

File No. 333-204915

Rule 482ad

Newtek Business Services Corp. New Issue Announcement

Issuer:	Newtek Business Services Corp.

Ticker Symbol / Exchange:	NEWT / NDAQ

Closing Price (10/6/15):	$19.02

Market Capitalization (10/7/15):	$193MM

Format:	SEC Registered

Base Shares Offered:	2,000,000 (100% Primary)

Overallotment Shares:	300,000 (100% Primary)

Expected Pricing Date:	Thursday, October 8, 2015 (post-close)

Joint Bookrunners:	Keefe, Bruyette & Woods
Raymond James
JMP Securities

Co-Managers:	Ladenburg Thalmann
Compass Point

Link to Prospectus Supplement

http://www.sec.gov/Archives/edgar/data/1587987/000114420415058501/v420881_497.htm

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated October 7, 2015 and the accompanying prospectus dated August 19, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this offering notice not complete and may be changed. This offering notice not an offer to sell any securities of Newtek and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019, telephone: 1-800-966-1559, email: uscapitalmarkets@kbw.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716; 800-248-8863; prospectus@raymondjames.com; JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA  94111, telephone: (415) 835-8900, e-mail: ccornell@jmpsecurities.com.